                                                                Exhibit (a)(2)

                              LETTER OF TRANSMITTAL

                                 RB Asset, Inc.
                                Offer to Exchange
               Increasing Rate Junior Subordinated Notes due 2006
                             for any and all of its
     15% Non-Cumulative Perpetual Preferred Stock, Series A, par value $1.00

-------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, DECEMBER 24, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OR, UNLESS PREVIOUSLY ACCEPTED, ON OR AFTER JANUARY 25, 1999.

-------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY


                By Hand:                       By Mail or Overnight Courier:
American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
               46th Floor                                46th Floor
           New York, NY 10005                        New York, NY 10005
       Attn: Exchange Department                 Attn: Exchange Department


                                  By Facsimile:
                                 (718) 234-5001
                              Confirm by Telephone:
                                 (718) 921-8200

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


----------------------------------------------------------------------------
                      DESCRIPTION OF SHARES TO BE TENDERED
----------------------------------------------------------------------------


  Name(s) and Address(es) of Registered Holder(s)
Exactly as name(s) appear(s) on stock certificates(s)                       Share(s) Tendered
           (Please fill in, if blank)                              (Attach additional list if necessary)
-----------------------------------------------------              -------------------------------------
                                                                                   Total
                                                                              Number of Shares       Number of
                                                         Certificate           Represented by          Shares
                                                         Number(s) (1)       Certificate(s)(1)      Tendered(2)
-----------------------------------------------------    -----------------   -------------------   ---------------

                                                         -----------------   -------------------   ---------------

                                                         -----------------   -------------------   ---------------

                                                         -----------------   -------------------   ---------------

                                                         -----------------   -------------------   ---------------

                                                         -----------------   -------------------   ---------------
                                                            TOTAL SHARES
-----------------------------------------------------    -----------------   -------------------   ---------------


(1)  Need not be completed by stockholders tendering by book-entry transfer.

(2) Unless otherwise indicated in this column, it will be assumed that all shares being delivered to the Exchange Agent are being tendered. See Instruction 4.

--------------------------------------------------------------------------------

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal may be used either if certificates for Series A Preferred Stock are to be forwarded herewith, or, unless an Agent's Message (as defined in "The Exchange Offer--Procedures for Tendering Shares--Book Entry Transfer" of the Offering Circular dated November 25, 1998 (the "Offering Circular")) is utilized, if tenders are to be made by book-entry transfer to the account maintained by American Stock Transfer & Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Shares--Book Entry Transfer" of the Offering Circular. Stockholders whose certificates for Series A Preferred Stock are not immediately available or who cannot deliver confirmation of a book-entry transfer of their Series A Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Offering Circular), must tender their Series A Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Shares--Guaranteed Delivery" of the Offering Circular. See Instruction
2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

/_/ CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
                                   --------------------------------------------
     Account Number:
                    -----------------------------------------------------------
     Transaction Code Number:
                              -------------------------------------------------

/_/ CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (AS DEFINED IN THE OFFERING CIRCULAR) PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered
     Owner(s):
               ----------------------------------------------------------------

     Window Ticket Number (if available):
                                         --------------------------------------

     Date of Execution of Notice of Guaranteed
      Delivery:
               ----------------------------------------------------------------

     Name of Institution which Guaranteed Delivery:
                                                   ----------------------------

     If delivered by book-entry transfer, provide the following information:

     Account Number:
                    -----------------------------------------------------------

     Transaction Code Number:
                              -------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

     The undersigned hereby tenders to RB Asset, Inc., a Delaware corporation (the "Company"), the above described shares of the Company's 15% Non-Cumulative Perpetual Preferred Stock, Series A, $1.00 par value (the "Series A Preferred Stock") in exchange for $25.94 principal amount of the Company's Increasing Rate Junior Subordinated Notes due 2006 (the "Subordinated Notes") for each share of its Series A Preferred Stock, upon the terms and subject to the conditions set forth in the Offering Circular dated November 25, 1998 (the "Offering Circular") and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of which is hereby acknowledged.

       Subject to, and effective upon, the acceptance for exchange of the Series A Preferred Stock tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer (including if the offer is extended or amended, the terms and conditions of such extension or amendment), and in consideration of such exchange, the undersigned hereby releases the Company, its predecessors and successors, and their respective parents, subsidiaries, affiliates and assigns, and each of their respective officers, directors, employees, partners, advisors, agents and representatives from all actions, causes of action, claims, judgments, contracts, agreements or understandings, whether individual or derivative in nature, which the undersigned now has, ever had or hereafter shall or may have with respect to such shares of Series A Preferred Stock or any disclosures, rights or agreements relating thereto, including, but not limited to, any claims made in the action and any claims with respect to the reorganization and transfer of assets from River Bank America, all of which are described in the Offering Circular.

       Subject to, and effective upon, the acceptance for exchange of the Series A Preferred Stock tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer (including if the offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Series A Preferred Stock as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series A Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver certificates for such Series A Preferred Stock or transfer ownership of such Series A Preferred Stock on the account books maintained by the Book-Entry Transfer Facility, and deliver, in either such case, all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Subordinated Notes to which the undersigned is entitled upon the acceptance by the Company of such Series A Preferred Stock under the Exchange Offer, (b) present such shares of Series A Preferred Stock for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series A Preferred Stock, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Series A Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will be not subject to any adverse claim when acquired by the Company. The undersigned will, upon request, execute and deliver any signature guarantee or additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Series A Preferred Stock tendered hereby. All authority conferred or agreed to be conferred pursuant to this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned. This tender may be revoked only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated herein under "Special Issuance and Delivery Instructions" below, please deliver the certificates representing the Subordinated Notes (and, if applicable, substitute Series A Preferred Stock certificates for any shares of Series A Preferred Stock not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the certificates representing the Subordinated Notes (and, if applicable, substitute Series A Preferred Stock certificates for any shares of Series A Preferred Stock not exchanged) to the undersigned at the address shown below the signature of the undersigned. In the event that both the Special Issuance and Delivery Instructions and the Special Delivery Instructions are completed, please issue the certificates representing Subordinated Notes and/or return any certificates representing shares of Series A Preferred Stock not tendered or accepted for exchange (and accompanying documents, as appropriate) in the name of, and deliver such certificates representing Subordinated Notes and/or return such certificates representing shares of Series A Preferred Stock (and accompanying documents, as appropriate) to the person or persons so indicated. Unless otherwise indicated herein under "Special Issuance and Delivery Instructions," please credit any shares of Series A Preferred Stock tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance and Delivery Instructions" to transfer any Series A Preferred Stock from the name of the registered holder thereof if the Company does not accept for exchange any of the shares of Series A Preferred Stock.

                              SPECIAL ISSUANCE AND
                              DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares of unexchanged Series A Preferred Stock and/or Subordinated Notes are to be issued in the name of and sent to someone other than the undersigned or if shares of Series A Preferred Stock delivered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Register and mail:

(check appropriate box(es) ):

/_/ Series A Preferred Stock to:

/_/ Subordinated Notes to:


Name(s): ___________________________________
                  (Please Print)

         ___________________________________
                  (Please Print)

Address: ____________________________________

____________________________________________
                (Include Zip Code)

____________________________________________

____________________________________________
 Tax Identification or Social Security No.

/_/ Credit unexchanged shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:


___________________________________________
                 (Account Number)


                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares of unexchanged Series A Preferred Stock and/or certificates representing Subordinated Notes issued in the name of the undersigned are to be sent to someone other than such person or to such person at an address other than that shown in the box entitled "Description of Series A Preferred Stock" on this Letter of Transmittal above.

Mail and deliver:

(check appropriate box(es) ):

/_/ Series A Preferred Stock to:

/_/ Subordinated Notes to:


Name(s): ___________________________________
                  (Please Print)

         ___________________________________
                  (Please Print)

Address: ____________________________________

____________________________________________
                 (Include Zip Code)

____________________________________________
  Tax Identification or Social Security No.

-------------------------------------------------------------------------------

                                    IMPORTANT
                             STOCKHOLDERS SIGN HERE
                    (Also Complete Substitute Form W-9 Below)

Sign Here:
           --------------------------------------------------------------------
Sign Here:
           --------------------------------------------------------------------
                    (Signature(s) of Shareholder(s))

Dated:         , 1998
       --------

(Must be signed by the registered holder(s) exactly the name(s) appear(s) on certificate(s) for share(s) of Series A Preferred Stock or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       --------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:
                             --------------------------------------------------

Tax Identification or Social Security No.:
                                           ------------------------------------

                            GUARANTEE OF SIGNATURE(S)

                    (If required -- see Instructions 1 and 5)

Authorized Signature:
                     ----------------------------------------------------------

Name and Title:
                ---------------------------------------------------------------
                                 (Please Print)

Name of Firm:
             ------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------
                               (Include Zip Code)


Area Code and Telephone No.:
                             --------------------------------------------------

Dated:         , 1998
      ---------

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the shares of Series A Preferred Stock) of shares of Series A Preferred Stock tendered herewith, unless each such registered holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance and Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of Series A Preferred Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined herein) is utilized, if delivery of shares of Series A Preferred Stock is to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offering Circular. For a stockholder validly to tender shares of Series A Preferred Stock pursuant to the Exchange Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either the certificates for tendered shares of Series A Preferred Stock must be received by the Exchange Agent at one of such addresses or shares of Series A Preferred Stock must be delivered pursuant to the procedures described herein (and a Book-Entry Confirmation must be received by the Exchange Agent), in each case, prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in the Section entitled "The Exchange Offer--Procedures for Tendering Shares--Guaranteed Delivery" of the Offering Circular. If a stockholder's certificates for such shares of Series A Preferred Stock are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such stockholder's shares of Series A Preferred Stock may nevertheless be tendered by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Section entitled "The Exchange Offer--Procedures for Tendering Shares--Guaranteed Delivery" of the Offering Circular. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Exchange Agent prior to the Expiration Date and
(iii) in the case of a guarantee of shares of Series A Preferred Stock, the certificates for (or a Book-Entry Confirmation with respect to) all tendered shares of Series A Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, together with any required signature guarantee(s) or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market operated by the National Association of Securities Dealers, Inc. is open for business. If certificates for such shares of Series A Preferred Stock are forwarded separately to the Exchange Agent, a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, together with any required signature guarantees, must accompany each such delivery. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares of Series A Preferred Stock that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant.

     The method of delivery of shares of Series A Preferred Stock, this Letter of Transmittal and all other required documents including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. Shares of Series A Preferred Stock will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, properly insured registered mail with return receipt required is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares of Series A Preferred Stock will be exchanged. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their shares of Series A Preferred Stock for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of Series A Preferred Stock should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not applicable to stockholder who tender by book-entry transfer.) If fewer than all the shares of Series A Preferred Stock evidenced by any certificate submitted are to be tendered, fill in the number of shares of Series A Preferred Stock which are to be tendered in the box entitled "Description of Shares to be Tendered." In such case, new certificate(s) for the remainder of the shares of Series A Preferred Stock that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All shares of Series A Preferred Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series A Preferred Stock tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the shares of Series A Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered shares of Series A Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the shares of Series A Preferred Stock listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless certificates for shares of Series A Preferred Stock not tendered or exchanged and/or Subordinated Notes are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of Series A Preferred Stock listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any stock transfer taxes with respect to the transfer and exchange of shares of Series A Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, certificates for shares of unexchanged Series A Preferred Stock and/or Subordinated Notes are to be issued in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, such shares or Subordinated Notes or a portion thereof may be withheld in respect of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Issuance and Delivery Instructions. If certificates for unexchanged shares of Series A Preferred Stock and/or certificates representing Subordinated Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering shares of Series A Preferred Stock by book-entry transfer may request that shares of Series A Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such shares of Series A Preferred Stock not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent (as defined in the Offering Circular) at its address set forth below. Additional copies of the Offering Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.

     9. Waiver of Conditions. The Company expressly reserves the right, in its sole discretion, at any time and from time to time, to waive any of the conditions to the Exchange Offer.

     10. Substitute Form W-9. Subject to the availability of an exemption, each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding with respect to any payments received pursuant to the Exchange Offer. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. Such a stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number, which is provided below. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Exchange Agent. However, such withheld amount will be refunded to such stockholder if a certified TIN is provided to the Exchange Agent within 60 days.

     11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing shares of Series A Preferred Stock has been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES OF SERIES A PREFERRED STOCK MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES OF SERIES A PREFERRED STOCK MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

     Under United States federal income tax law, unless an exemption applies (as described below), a stockholder whose tendered shares of Series A Preferred Stock are accepted for payment is required by law to provide the Exchange Agent with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is generally such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to shares purchased pursuant to the Exchange Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Noncorporate foreign stockholders should sign and complete the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute form W-9 for additional instructions.

     If backup withholding applies with respect to a stockholder, the Exchange Agent is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to shares of Series A Preferred Stock purchased pursuant to the Exchange Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on the Substitute Form W-9 is correct and (b) that such stockholder is not subject to backup withholding because (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) such stockholder has been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding.


What Number to Give the Exchange Agent

     The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the shares of Series A Preferred Stock tendered hereby. If the shares of Series A Preferred Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. Such a stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number, which is provided below. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Exchange Agent. However, such withheld amount will be refunded to such stockholder if a certified TIN is provided to the Exchange Agent within 60 days.


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

             EXCHANGE AGENT: American Stock Transfer & Trust Company

--------------------------------------------------------------------------------

SUBSTITUTE
Form W-9

Department of the
Treasury
Internal Revenue Service

Payer's Request for Taxpayer
Identification Number (TIN)


Part 1- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

--------------------------------------------------------------------------------


                           --------------------------
                             Social Security number
                                       or

                         ------------------------------
                         Employer Identification number

--------------------------------------------------------------------------------


Part 2-  CERTIFICATION  Under penalties of
         perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Part 3-Awaiting TIN

CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

--------------------------------------------------------------------------------

SIGNATURE                                          DATE                 , 1998
         ----------------------------------------      -----------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld, but that such withheld amount shall be refunded to me if I provide the Exchange Agent with my taxpayer identification number within 60 days.


Signature                                           Date                 , 1998
         -----------------------------------------       ----------------

--------------------------------------------------------------------------------


     Any questions or requests for assistance or additional copies of the Offering Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and locations listed below.

                            The Information Agent is:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                    Telephone: (212) 929-5500 (call collect)
                          Call Toll Free (800) 322-2885


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